WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MARCH 12, 2010

TO THE

PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF THE PORTFOLIOS LISTED IN

SCHEDULE A

The following information replaces the text contained in the section of each Prospectus titled “Portfolio Disclosure Policy.”

Portfolio Disclosure Policy

A description of Western Asset Funds’ policies and procedures with respect to the disclosure of portfolio securities holdings is available in the SAI. The Portfolios intend to make complete portfolio holdings information available on the Western Asset Funds’ website at http://www.leggmason.com/individualinvestors/prospectuses (click on the name of the Portfolio) 14 calendar days after month-end. Such information will remain available until the next month’s holdings information is posted.

The following information replaces the text contained in the section of the Statement of Additional Information titled “Disclosure of Portfolio Holdings.”

Disclosure of Portfolio Holdings

The Portfolios’ Board has adopted policies and procedures developed by the Manager with respect to the disclosure of a Portfolio’s portfolio securities and any ongoing arrangements to make available information about the Portfolio’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a Portfolio’s portfolio holdings is in the best interests of the Portfolio’s shareholders. As a consequence, any conflicts of interest between the interests of the Portfolio’s shareholders and those of the Manager, the distributor or their affiliates in connection with the disclosure of portfolio holdings information would be addressed in a manner that places the interests of Portfolio shareholders first.

The policy provides that information regarding a Portfolio’s portfolio holdings may be shared with the Manager, a Portfolio’s Advisers and other affiliated parties involved in the management, administration or operations of the Portfolio (referred to as Portfolio-affiliated personnel).

Under the policy, a Portfolio’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and Legg Mason personnel that are not Portfolio-affiliated personnel: (i) upon the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings are not made until 15 calendar days following the end of the period covered by the Form N-Q or Form N-CSR or (ii) no sooner than 15 days after month end, provided that such information has been made available through public disclosure at least one day previously. Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to Legg Mason’s or the Portfolios’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy also permits the release of limited portfolio holdings information to investors, potential investors, third parties and Legg Mason personnel that are not Portfolio-affiliated personnel in other circumstances, including:

1. A Portfolio’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2. A Portfolio’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3. A list of securities (that may include Portfolio holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular Portfolios) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5. A Portfolio’s sector weightings, yield and duration (for fixed income and money market Portfolios), performance attribution (e.g., analysis of the Portfolio’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6. A small number of a Portfolio’s portfolio holdings (including information that the Portfolio no longer holds a particular holding) may be released, but only if the release of the information could not reasonably be seen to interfere with current or future purchase or sales activities of the Portfolio and is not contrary to law.

7. A Portfolio’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, a Portfolio may release portfolio holdings information on a regular basis to a custodian, sub-custodian, accounting agent, proxy voting provider, rating agency or other vendor or service provider for a legitimate business purpose, where the party receiving the information is under a duty of confidentiality, including a duty to prohibit the sharing of non-public information with unauthorized sources and trading upon non-public information. A Portfolio may enter into other ongoing arrangements for the release of portfolio holdings information for a legitimate business purpose with a party who is subject to a confidentiality agreement and restrictions on trading upon non-public information. None of the Portfolios, Legg Mason or any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Portfolio’s portfolio securities will be reviewed at least annually by the Portfolio’s board.

The approval of the Portfolios’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions from the policy. Any exceptions from the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with the Manager’s legal department, as necessary. Exceptions from the policy are reported annually to the Board.

At the present time the Portfolios have ongoing arrangements with the following parties to provide them with non-public portfolio holdings information:

Service Providers:

State Street Bank and Trust Company—Information is provided daily with no time lag.

PricewaterhouseCoopers LLP—Information is provided as needed with no time lag.

Ropes & Gray LLP—Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed.

Paul Hastings, Janofsky & Walker, LLP—Information is provided with Board materials approximately four to six weeks after quarter-end and may be provided at other times as needed.

Other Third Parties:

Lipper Analytical Services Corporation—Information is provided quarterly with a time lag of five business days.

The Portfolios’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties who have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, an Adviser may manage accounts other than a Portfolio that have investment objectives and strategies similar to those of the Portfolio. Because these accounts may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account may be able to infer the portfolio holdings of the Portfolio from the portfolio holdings in the investor’s account.

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Schedule A

Western Asset Funds, Inc	Date of prospectus(es)
Western Asset Absolute Return Portfolio	July 1, 2009
Western Asset Core Bond Portfolio	July 1, 2009
Western Asset Core Plus Bond Portfolio	July 1, 2009
Western Asset Enhanced Equity Portfolio (inactive)	July 1, 2009
Western Asset Global Strategic Income Portfolio (inactive)	July 1, 2009
Western Asset High Yield Portfolio	July 1, 2009
Western Asset Inflation Indexed Plus Bond Portfolio	July 1, 2009
Western Asset Intermediate Bond Portfolio	July 1, 2009
Western Asset Intermediate Plus Bond Portfolio	July 1, 2009
Western Asset Limited Duration Bond Portfolio	July 1, 2009
Western Asset Non-U.S. Opportunity Bond Portfolio	July 1, 2009

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